Filed pursuant to Rule 497(e)

File Nos. 333-135544 and 811-21922

RS VARIABLE PRODUCTS TRUST

Supplement to Statement of Additional Information dated May 1, 2012,

as revised December 12, 2012 (“SAI”)

SAI – Portfolio Managers

Effective March 1, 2013, the sub-section entitled “Portfolio Managers” in the “INVESTMENT ADVISORY AND OTHER SERVICES” section of the SAI is amended to include the following information under the sub-heading indicated.

Under “Other Accounts” on page 43, the table that provides the number of other accounts managed by the portfolio managers of the Funds and the total assets of such accounts is updated to include the following information, which is stated as of March 1, 2013:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)	Number of Accounts	Total Assets (in Thousands)
Michael Reynal	3	$907,548	0	$0	0	$0

Effective March 1, 2013, Michael Reynal is the portfolio manager of RS Emerging Markets VIP Series; references to the sub-adviser, sub-sub-adviser, and former portfolio managers with respect to the Fund are hereby removed.

March 14, 2013